                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of American Italian Pasta
Company (the "Company") on Form 10-Q for the quarterly period ended June 28,
2002, as filed with the Securities and Exchange Commission on the date hereof
(the "Report"), the undersigned, in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/  Timothy S. Webster
                                 --------------------------------------------
                                 Timothy S. Webster
                                 President and Chief Executive Officer
August 8, 2002
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Date

                                 /s/  Warren B. Schmidgall
                                 --------------------------------------------
                                 Executive Vice President and Chief
                                 Financial Officer

August 8, 2002
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Date